                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2005
                                                         -----------------


                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


        United States                 0-51208                  20-2659598
----------------------------      --------------      --------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)              File No.)            Identification No.)


                                 81 Court Street
                                Brooklyn, New York               11201
                                ------------------               -----
                      (Address of principal executive office)  (Zip code)

Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

                The Company's Board of Directors approved the following amendment to the Company's bylaws: Article II, Section 2 to state that the annual meeting of stockholders shall be held within 200 days after the end of the Company's fiscal year. This amendment was approved by the Office of Thrift Supervision and effective as of December 23, 2005. A copy of the Amended and Restated Bylaws are included herein as Exhibit 3II.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit 3II.    Amended and Restated Bylaws of
                                Brooklyn Federal Bancorp, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     BROOKLYN FEDERAL BANCORP, INC.


DATE:  December 23, 2005             By:   /s/ Angelo Di Lorenzo.
       -------------------------           ----------------------------------
                                           Angelo Di Lorenzo
                                           President and Chief Executive Officer